                                                                    EXHIBIT 10.3


                           STOCK PURCHASE AGREEMENT


                                    BETWEEN


                    BENEFIT CAPITAL INVESTMENT CORPORATION


                                    SELLER


                                      AND


                            SUMMIT LIFE CORPORATION


                                     BUYER


                               DECEMBER 1, 1997

                           STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is made and entered into effective the 15th' day of November, 1997, by and among SUMMIT LIFE CORPORATION, an Oklahoma Corporation (the "Buyer"), together with BENEFIT CAPITAL INVESTMENT CORPORATION, a Louisiana Corporation, (the "Seller").

                                  WITNESSETH:

     The Seller owns all of the issued and outstanding capita stock of Benefit Capital Life Insurance Company ("Benefit") a Louisiana Corporation.

     The Buyer wishes to purchase and the Seller wishes to sell all of the issued and outstanding. stock of Benefit.

     In consideration of the mutual promises set forth in this Agreement; the parties agree as follows:

                            I.  SALE OF THE SHARES

     1.01       Description of the Shares.
                -------------------------

          A. There is presently authorized 100,000 shares of $1.00 par value common stock of benefit with 100,000 common shares issued and outstanding, which shares are owned as follows: (copies of the certificate of which are attached hereto. together with copies of the Articles and Bylaws, as Exhibit "1"). The rights, duties, obligations and preferences of the various classes of stock are set forth in the Articles as shown on Exhibit "1".

              SHAREHOLDER: BENEFIT CAPITAL INVESTMENT CORPORATION

                            100,000   COMMON SHARES
                            -------

     1.02       Sale and Purchase of the Shares of the Benefit.
                ----------------------------------------------

     Subject to all the terms and conditions hereof, and in reliance upon the representations and warranties of the Buyer contained herein, the Seller hereby agrees to sell 100% of all of the authorized and issued shares of capital stock of Benefit, which, heretofore, have been authorized and/or issued, to the Buyer at the closing herein, and the Buyer, subject to all the terms and conditions hereof; and in specific reliance upon the representations and warranties of the Seller contained herein, fully agrees to purchase the shares of Benefit from the Seller for the Purchase Price and in the manner set forth below.

                         II.  TERMS OF THE TRANSACTION

     2.01       Purchase Price.
                ---------------

          A. The Purchase Price for the stock to be purchased pursuant to this Agreement shall be an amount equal to Two Hundred Eighty Thousand ($280,000) Dollars to be paid by the transfer of Forty thousand (40,000) shares of class 'A' common stock of Summit Life Corporation ("SLC") as agreed between Buyer and Seller at Closing.

          B.   Earnest Money Deposit.  Notwithstanding the Purchase Price
               ---------------------
payment as set forth in paragraph (A) above., Buyer shall place the sum of Twenty Five Thousand ($25,000) Dollars with Derryberry, Quigley, Solomon & Naifeh as earnest money deposit., to he held for the benefit of Seller. Should the sale fail to close through Buyers breach, in such case the earnest money shall be forfeited to Seller as Seller's sole remedy for any breach of said Agreement. If the sale closes, the earnest money deposit shall be returned to Buyer and the Purchase Price shall be paid as provided above. The earnest money deposit shall be invested as agreed between Buyer and Seller and all interest earned thereon shall belong to Buyer.

     2.02      Payment of the Purchase Price.  The Purchase Price as set forth
               ------------------------------
in Paragraph 2.01 shall be paid by the Buyer as follows: Forty thousand (40,000) shares of SLC class "A" common stock shall be paid at Closing.

     2.03      Financial Statement. As a condition precedent to Closing, Seller
               -------------------
shall provide Buyer with the most recent unaudited financial Statements current to the month preceding Closing, specifically setting forth the capital and surplus of Benefit according to the Statutory method of accounting. (Exhibit 2)

     2.04      Conditions Precedent to Closing. As a condition precedent to
               -------------------------------
Closing:

          A. Buyer shall have had a period sixty (60) days from November 15, 1997, in which to examine all of the books, records, and documents of Benefit together with all Exhibits as set forth in this Agreement which are to be provided by Seller to Buyer for Buyer's review in which to satisfy itself as to the condition of Benefit.

          (i) Buyer shall have the right to notify Seller of any reasons, in Buyer's sole inspection period for terminating this contract by written notice to Seller.

          (ii) In the event Seller is unwilling to correct such objections to the sale or in the event Buyer, in its sole discretion, terminates this Agreement for any reason during the inspection period, the earnest money shall be returned to Buyer and all respective rights and obligations of the parties shall cease.

     2.05 Closing Contingencies.

          A. The Closing of this transaction shall be specifically contingent upon the Buyer receiving approval as Buyer by the Insurance Department of the State of Louisiana as provided by Title 22 Louisiana Statutes Annotated and all applicable rules and regulations promulgated thereunder. The Buyer shall, prior to December 1 1997. make diligent application to the Insurance Department of the State of Louisiana for its approval of this transaction and shall comply with such reasonable requirements of the Insurance Department of the State of
Louisiana for its approval.   Seller agrees to assist and cooperate with Buyer
in the application process.

          B. If this agreement is not approved by the Insurance Department of the State of Louisiana through no fault of Buyer, then at Buyer's option this Agreement may be canceled and all negotiations of both parties shall terminate without further obligation.

          C. If the Insurance Department of the State of Louisiana has not approved the purchase contemplated herein within six (6) months from December 1, 1997, Seller may terminate this agreement by written notice to Buyer.

                                 III.  CLOSING

     3.01       Time and Place and Obligations to Close.  The Closing of the
                ---------------------------------------
sale and purchase of the Shares will take place on the Thirtieth (30th) business day after the final approval of this transaction by the Louisiana Department of Insurance. Closing shall be held at the Offices of Derryberry, Quigley, Solomon & Naifeh Law Offices, 4800 N. Lincoln Boulevard,

Oklahoma City. Oklahoma, 73105, at 2:00 p.m., or at such other time and place as the parties may mutually agree upon.

     3.02       Deliveries by the Seller.  At the Closing, the Seller will
                ------------------------
deliver to the Buyer the following:

          A. Certificates representing the Shares accompanied by stock powers duly executed :n blank and otherwise in form acceptable for transfer on the books of Company.

          B. The stock books, stock ledgers. minute books and corporate seal of Benefit, together with all other records, books and documents of Benefit which are located in or without the corporate premises of Benefit.

          C.    Resignations of all officers and directors of Benefit.

          D.    Certificates of compliance with this Agreement under Paragraph
5.01 hereof.

     3.03       Deliveries by the Buyer. At the Closing, the Buyer will deliver
                -----------------------
to the Seller the following:

          A. The Buyer's Stock Certificate for the Purchase Price due at Closing, duly executed and otherwise in form acceptable for recordation on the books of Buyer and containing the restrictive legend as follows.

     "The Securities represented by this Certificate have not been registered under the Securities Act of 1933 or the Oklahoma Securities Act. The Securities have been acquired for investment and may not be sold or transferred in the absence of an effective registration of them under he Securities Act of 1933 and/or the Oklahoma Securities Act, or an opinion of counsel satisfactory to the issuer that such registration is not required under such Act or Acts.

     Article IX of the Certificate Of incorporation.. reference to which should be made, gives the corporation the right of first refusal in the event the holder hereof receives an offer for the purchase of his stock."

                IV.  RESTRICTIONS ON THE CONDUCT PENDING CLOSING

     During the period pending Closing, the Seller agrees that except as otherwise consented to by the Buyer in writing, the Seller will comply with the following as regards Benefit:

     4.01       Mortgage, Pledge, etc.  The Seller will not permit or allow any
                ---------------------
of the properties or assets, real, personal, or mixed, tangible or intangible, of Benefit to be mortgaged, pledged. or subjected to any lien or encumbrance.

     4.02       Waived Rights. Etc.  The Seller will not cancel or allow any
                ------------------
other debts or claims, or waive any rights of substantial value, or sell or transfer any of Benefit's properties or assets, real, personal, or mixed. tangible, or intangible, except in the ordinary course of business and consistent with past practice.

     4.03       Compensation  The Seller will not grant or allow, any general
                ------------
uniform increase in the compensation of Benefit's employees (including, without limitation, any increase pursuant to any bonus, pension, profit-sharing, or other plan or commitment), or any increase in any compensation payable or to become payable to any officer or employee, and no such increase (whether general or otherwise) is required by any agreement, plan, statute, or regulation.

     4.04       Capital Expenditures.  The Seller will not make or allow any
                --------------------
capital expenditures or commitments by Benefit.

     4.05       Accounting. The Seller will not make any material change in any
                ----------
method of accounting or accounting practice for Benefit except as otherwise required by law.

     4.06       Pavments to Officers.  The Seller will not pay, loan, or advance
                --------------------
any amount to, or sell, transfer, or lease any properties or assets (real, personal, or mixed, tangible or intangible) to, or enter into any agreement or arrangement with the Benefit's Officers or directors or any "affiliate" or "associate" of any such officers or directors (as such terms are defined in the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933. as amended), except for compensation to officers, and reimbursement of expenses incurred by employees in connections with their employment, nor will it allow any such occurrences. except in the ordinary course of business and disclosed to Buyer.

     4.07       Dividends.  The Seller will not declare or pay any dividend, or
                ---------
declare or make any distribution on, or directly or indirectly redeem, purchase. or otherwise acquire, any Shares of Benefit's outstanding capital stock, nor will it allow any such occurrence.

     4.08       Reinsurance. The Seller will provide Buyer with copies of all
                -----------
reinsurance agreements or treaties currently in force, together with all changes, addendums and endorsements.

     4.09       Agents. The Seller will he required to keep all agent's
                ------
contractual relationship with Benefit and shall renew any such arrangements so needing prior to Closing.

     4.10       Corporate Existence. The Seller will maintain, renew, and keep
                -------------------
in full force and effect Benefit's corporate existence, rights and Franchises. The Seller will not amend Benefit's charter or bylaws and duly comply with all laws, rules, and regulations applicable to the Benefit and to the conduct of its business.

     4.11       Merger Etc. The Seller will not merge or consolidate Benefit
                ----------
with any other person or acquire any new business through the Benefit or in any manner which involves the assets of the Benefit other than proper insurance sales.

     4.12       Changes.  The seller will not suffer any damage, destruction or
                -------
loss (whether or not covered by insurance) affecting Benefit's properties. business or prospects, or waive any rights of substantial value.

                   V. CONDITIONS OF THE BUYER'S OBLIGATIONS

     All obligations of the Buyer are subject to the fulfillment as an absolute condition precedent to performance hereunder, prior to or at the Closing, of each of the following conditions by the Seller:

     5.01       Performance.  The Seller shall have performed and complied with
                ------------
all agreements obligations, and conditions required by this Agreement to be so performed or complied with and a certificate signed by the Seller to such effect shall be delivered to the Buyer at the Closing.

     5.02       Consents.  All consents from third parties required to
                --------
consummate the transactions contemplated by this Agreement shall have been obtained.

     5.03       Resignations.  The Buyer shall have received the undated
                ------------
resignations of all of the Benefit's directors and officers.

     5.04       Financial Condition.  That Buyer shall have satisfied itself of
                -------------------
financial condition of he Benefit which is accurately reflected in the financial statement attached as Exhibit "2," and shall be satisfied that there has been no material change in the Financial condition of the Company as reflected in the financial statement through the Closing.

     5.05       Approval On or before the date of Closing, the Commissioner of
                --------
Insurance of Louisiana has given his consent and approval to the consummation of this Agreement.

     5.06       Special Representations. The Buyer shall have received from
                -----------------------
Seller, a special representation, acceptable to the Buyer. to the effect that:

          (a) Seller is a corporation duly organized and existing in good standing under the laws of the State of Louisiana. and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted.

          (b) The Seller has full power and authority to convey, assign, transfer and deliver the shares of stock to be transferred hereunder.

          (c) The Certificates of Benefit to be transferred hereunder are the sole and only validly issued and outstanding shares of capital stock of Benefit and represent One hundred percent of Seller to be conveyed pursuant to this Agreement.

          (d) All corporate acts of Seller and other proceedings required to be taken by or on the part of Seller to authorize it to carry on this Agreement have been properly taken and Seller's Stockholders have approved the transaction contemplated by this Agreement.

          (e) The persons executing this Agreement on behalf of Seller have been duly authorized and have full power to execute this Agreement on behalf of Seller.

          (f) The Officers and Directors of Benefit as set forth in the Certificate of Incumbency (Exhibit "10") are the sole, only and duly elected officers and directors of Benefit.

          (g) To the best of' Sellers knowledge, after due inquiry, the execution delivery and performance of this Agreement by Seller, will not violate any provisions of Seller's Articles of Incorporation or By-Laws.

          (h) There arc no lawsuits pending and to knowledge of Seller, none threatened against Seller which would, if successful, result in any claim or lien against the shares.

          (i) The Minute Book and related files containing the minutes of the Company accurately and truly reflect the records and actions of the Company.

                VI. REPRESENTATION AND WARRANTIES OF THE SELLER

     The Seller hereby represents and warrants as follows:

     6.0        Title to the Shares. It owns, and will transfer to the Buyer at
                -------------------
the Closing, good, valid, and marketable title to all of the Shares of stock of Benefit, free and clear of all liens, claims, options. changes encumbrances whatsoever except as described on Exhibit "3", if any, and that the Seller owns all issued and outstanding Shares of the Benefit. At the time of Closing, there will be no outstanding options, warrants, or rights to purchase or acquire any of the stock Benefit.

     6.02       Valid and Binding Agreement. This Agreement constitutes a valid
                ---------------------------
and binding Agreement of the Seller, enforceable in accordance with its terms, and neither the execution and delivery of this Agreement nor, subject to the receipt of approval of the respective Insurance Commissioner of Louisiana, the consummation by the Seller of the transactions contemplated hereby (a) violates or will violate the certificate of incorporation or by-laws of benefit, or any statute or law or any rule, regulation or order of any court or governmental authority, or (b) violates or will violate, or conflicts with or will conflict with, or constitutes a default under or will constitute a default under, any contract. commitment. agreement, understanding. arrangement, or restriction of any kind to which the Seller or Benefit is a party, or by which any of such parties is bound.

     6.03       Organization of Benefit.
                -----------------------

          A. Benefit is a corporation duly organized. validly existing, and in good standing under the laws of Louisiana and has the corporate power and authority to carry on its business as presently conducted in all slates where it is licensed or admitted to do business or is doing business.

          B. Copies of the charter (Articles of Incorporation) and all amendments thereto, of Benefit not previously provided, as certified by the proper governmental office of the domiciliary state, and of its by-laws, as amended to date, as certified by its Secretary (all of which will be delivered to the Buyer at least one week in advance of Closing), are complete and correct copies of the charter and by-laws of Benefit, as amended and in effect on the date thereof

     6.04       Capitalization of the Company.
                -----------------------------

          A. The authorized capital stock of Benefit consists of 100,000 shares of Common Stock, $1.00 par value of which 100,000 shares are duly authorized, validly issued and outstanding, fully paid and non-assessable.

          B. Except for pre-emptive rights, if any, there are no outstanding options, warrants. or rights to purchase or acquire any issued, unissued, or treasury shares of capital stock or other securities of the Benefit, and no unissued or treasury shares of capital stock or other securities of the Benefit are reserved for issuance for any purpose and there are no contracts, commitments, agreements understandings, arrangements, or restrictions to which any of the Benefit, or any of the Seller is a party or by which any of them is bound relating to any shares of common stock or other securities of the Benefit, whether or not outstanding.

          C. The current financial condition of Benefit is accurately reflected in its financial statements attached as Exhibit "2", and there has been no material change in the financial condition of the Benefit as reflected in those financial statements, and there are no other debts, known or unknown liabilities, or obligations of the Benefit, whether accrued, absolute, contingent, or otherwise due or to become due (including without limitations. liabilities for taxes of any kind whatsoever) or arising out of transactions occurring, or any state of facts existing, on or prior to the date of such statements. to the date of Closing.

     6.05       Tax Returns. Benefit has duly filed all tax reports and returns
                -----------
required to be led by it and has duly paid al taxes and other charges clue or claimed to be due from it by Federal, State or Local taxing authorities (including. without limitation, those due in respect of its properties, income, franchise, licenses, sales, and payrolls).

     6.06       Leases.  If required Exhibit "4" hereto contains an accurate and
                ------
complete description of the terms of (i) all leases pursuant to which Benefit leases real or personal property owned by the Benefit. All such leases are, as of the date hereof, valid, enforceable in accordance with their terms, and in Full Force and effect without any default thereunder.

     6.07       Litigation. Except as set forth in Exhibit "5" hereto, there are
                ----------
no actions, proceedings, or investigations pending, or (to the best knowledge and belief of the Seller) threatened against Benefit, including, without limitations, all matters involving claims or disputes with Benefit's agents, all matters arising out of reinsurance contracts arid treaties, or any matters relating to or arising out of the insurance regulatory authority of any state: and neither Benefit nor the Seller know of has any reason to know if any basis for any such action, proceeding, or investigation. There is no event or condition of any kind or character pertaining to the business or assets of the Benefit that may materially and adversely affect any such business or assets.

     6.08       Bank Accounts.  At least one week prior to Closing the Seller
                -------------
will deliver to the Buyer copies of all records, including all signature or authorization cards pertaining to such bank accounts.

     6.09       No Outstanding Contract. Benefit has (i) no outstanding
                -----------------------
contracts that are not cancelable by it on notice not more than thirty (30) days and without liability, penalty, or premium, except those identified in Exhibit "6" or other Exhibits attached hereto, (ii) nor any collective bargaining agreements, or (iii) any agreements that contain any severance or termination pay liability or obligations.

     6.10       No Powers of Attorney. Benefit has not given any power of
                ---------------------
attorney to any person, firm. or corporation For any purpose whatsoever other than in connection with the issuance of Notary undertakings. The amount and numbers given to each agent are contained in Exhibit "7" attached hereto.

     6.11       Compliance with Applicable Law.  Benefit has duly complied. in
                ------------------------------
respect of its operations, real property., equipment, all other property, practices, and all other aspects of its business, with all applicable laws (whether statutory or otherwise), rules, regulations, orders, ordinances, judgments and decrees of all governmental authorities (Federal\\,\\ State, Local or otherwise).

     6.12       Assets Necessary to Business.  Benefit has good, valid, absolute
                ----------------------------
and marketable title to all of its properties and assets, real. personal, and mixed. tangible and intangible, held in each case subject to no lease, mortgage, pledge, lien, charge, security interest, encumbrance, or restriction whatsoever, except as set forth in the financial statements attached hereto as Exhibit "2". The furniture. fixtures, and equipment of the Benefit, if any, are in good condition and repair, reasonable wear and tear excepted, as described in the inventory dated __________, a copy of which is attached hereto as Exhibit "8".

     6.13       Unpaid Claims. Except as reflected in the financial statement in
                -------------
Exhibit "2" there were, as of the date of such balance sheet, no unpaid claims or other obligations due or owed with respect to any insurance policy or underwriting contract issued or reinsured by such company other than unreported claims and claims in process incurred in the ordinary course of business consistent with the past practice of such company.

     6.14       Reinsurance Agreement.  Benefit's sole reinsurance agreements or
                ---------------------
treaties to which it is a party is as set forth and described on Exhibit "9" hereto, which is, on the date hereof, a valid and binding agreement of such company, enforceable in accordance with their terms, and in full force and effect, without any defaults thereunder. Benefit has no knowledge nor any reason to believe that a party to such reinsurance agreements or treaties, is or will be unable to fully satisfy any claims, liabilities, obligations or expense which might arise thereunder.

     6.15       No Compensation. Neither the Seller or Benefit has paid or
                ---------------
agreed to pay any fee, commission, compensation or other valuable consideration whatsoever to any director, officer, agent of the Company, or employees, in any manner, aiding, promoting, or assisting in the consummation of the transactions contemplated by this Agreement.

     6.16       Disclosure. No representation or warranty by the Seller in this
                ----------

Agreement. or in any writing attached hereto, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact (of which any of the Seller or any of their directors or stockholders has knowledge or notice) required to make the statements herein or therein contained not misleading.

     6.17       Employment Contracts.  There will be at Closing no employment
                --------------------
contracts or agreements, written or verbal or any commitment, with any employee, officer or director of the Seller extending Sellers obligations beyond Closing.

     6.18       Executive Compensation. Except as disclosed on Exhibit "6",
                ----------------------
there are no executive or employee compensation plans, bonus or deferred compensation plans, stock appreciation rights, phantom stock plans or any employee pension benefit plans. as such terms arc defined under "ERISA", including but not limited to life insurance, health insurance, disability benefits, vacation pay, day care and legal services plans qualified and non-qualified, and all other forms of types of benefit plans.

     6.19       Investment Intent. Seller is acquiring the shares of SLC for its
                -----------------
own account and for investment and not with a view to any resale, distribution, subdivisions, or fractionalization thereof, within the meaning of the Securities Act of 1933, as amended.

               VII. REPRESENTATIONS AND WARRANTIES OF THE BUYER

     The Buyer hereby represents and warrants as follows:

     7.01       Organization of the Buyer.  The Buyer is Summit Life
                -------------------------
Corporation, an Oklahoma corporation.

     7.02       Authorization. The execution and delivery of this Agreement by
                -------------
the

Buyer and the consummation by the Buyer of the transactions contemplated hereby has been duly authorized.

     7.03       Valid and Binding Agreement.  This Agreement constitutes a valid
                ---------------------------
and binding agreement of the Buyer, enforceable in accordance with its terms.

     7.04       No Violation. Neither the execution and delivery Of this
                ------------
Agreement nor, subject to the receipt of approval of the Insurance Commissioner of the State of Louisiana, the consummation by the Buyer of the transactions contemplated hereby violates or will violate, or conflicts with or will conflict with, or constitutes a default under or will constitute a default under any contract, commitment, agreement, indenture, understanding, arrangement, or restriction of any kind to which the Buyer is a party. or by which the Buyer is bound.

     7.05       Investment Intent.  The Buyer is acquiring the Shares of Benefit
                -----------------
for its own account and for investment and not with a view to any resale, distribution, subdivisions, or fractionalization thereof; within the meaning of the Securities Act of 1933, as amended.

                       VIII.  OBLIGATIONS OF THE PARTIES

     Pending the Closing, and except as otherwise consented to by the Buyer in writing, the Seller will cause the Company to, and Company will, comply with the following:

     8.01       Full Access.  The Seller and Benefit will permit the Buyer and
                -----------
its counsel, accountants, actuaries, and other representatives full access to its plants, properties, books and records in order that the Buyer may have full opportunity to make such investigations as it shall desire to make of the affairs of Benefit; and the officers of Benefit will furnish the Buyer with such additional financial and operating data and other information as to its business and property as the Buyer shall, from time to time, reasonably request, including, without limitation, information required for inclusion on any application or statement to be made to any governmental or regulatory body in connection with the transactions contemplated by this Agreement.

     8.02       Approvals. As promptly as is practicable but not later than
                ---------
December 1, l997, the Buyer shall make application for, diligently prosecute each application when made, and use its best efforts to obtain, all authorizations and approvals of regulatory bodies or officials, and all consents of third parties necessary to permit the consummation of the transactions contemplated hereby: and the Seller shall cooperate with and assist the Buyer, as requested, in the prosecution by it of all obligations, approvals and consents.

     8.03       Supplemental Information. From time to time prior to the
                ------------------------
Closing, the Seller will deliver to the Buyer supplemental information concerning events subsequent to the date hereof for inclusion in any Exhibit required to be delivered by the Buyer by the Seller or Benefit hereunder, in order that any statement, representation, or warranty made in this Agreement, or in any such Exhibit, shall continue to be true, complete, and correct in all respects.

     8.04       Fiinancia1 Statements. The Seller will deliver to the Buyer such
                ---------------------
interim unaudited financial statements of Company as the Buyer may reasonably request.

                  IX.  CONDITIONS OF THE SELLER'S OBLIGATIONS

     All obligations of the Seller under this Agreement are subject to the fulfillment, prior to or at the Closing of each of the following conditions:

     9.01       Performance.  The Buyer shall have performed and complied with
                -----------
all agreements, obligations. and conditions required by this Agreement.


                               X. MISCELLANEOUS

     10.01.     Materiality.  Unless otherwise specified, the word "material" as
                -----------
used herein to limit or quality any provision hereof shall mean:

          A. Either liability to or liability of Company in an amount of more than Five Thousand Dollars ($5,000.00) as to each such item so limited or qualified, and in an amount of more than Ten Thousand Dollars ($10,000.00) as to all such items so limited or qualified in the aggregate: or

          B. Of such a nature as to have an effect on the business or operations of Company to the extent that:

                1. It would cause the revocation. suspension, limitation, or attempted or limitation of any of Benefit's licenses or other necessary regulatory in any state where the Company is now licensed; or

                2. The costs to the Buyer, including fines, penalties, and attorney's fees, of correcting or eliminating such effect exceed the amount set forth above.

     10.02      Nature and Survival Representations and Warranties. The
                --------------------------------------------------
representations and warranties contained in and made pursuant to this Agreement shall survive the execution and delivery of this Agreement and all inspections, examinations, and audits made at any time by or on behalf of any of the parties.

     10.03      Indemnifications.
                -----------------

          A.    Indemnification of Buyer.  Seller hereby assumes and agrees to
                ------------------------
defend, indemnify, protect, save and keep harmless Buyer from and against any and all losses, damages, injuries, claims demands and expenses, including legal expenses, of whatsoever kind and nature arising on account of or in any way relating to:

                1. Any breach or default by Seller in the performance of its obligations hereunder, or under any other agreement instrument or document executed in connection herewith or therewith;

                2. Any material inaccurate representation by Seller in this Agreement; or

                3. Any breach of Seller of a warranty or representation made by them in this Agreement. It is understood and agreed, however, that Buyer shall give Seller reasonably prompt written notice of any claim or liability hereby indemnified against and that Seller shall be entitled to control the defense thereof.

          B.    Indemnification of Sellers.  Buyer hereby assumes and agrees to
                --------------------------
defend, indemnify, protect, save and keep harmless Seller from and against any and all losses, damages, injuries, claims, demands and expenses, including legal expenses, of whatsoever kind and nature arising on account of or in any way relating to:

                1. Any breach or default by Buyer in the performance of its obligations hereunder. or under any other agreement, instrument or document executed in connection herewith or therewith;

                2.   Any material inaccurate representation by Buyer in this

Agreement; or

                3. Any breach of Buyer of a warranty or representation made by them in this Agreement. It is understood and agreed, however, that Seller shall give Buyer reasonably prompt written notice of any claim or liability hereby indemnified against and that Buyer shall be entitled to control the defense thereof.

     10.04      Termination.
                -----------

          A. The Buyer shall have the right to terminate during the period from the date hereof to the Closing Date, if Buyer learns of any fact or condition with respect to Benefit which is at variance with one or more of the warranties or representations of the Seller set forth in this Agreement.

          B. Either the Buyer or Seller may, at its election, waive any of its rights to terminate this Agreement under the foregoing provisions, and shall be deemed to have waived such rights upon completion of the closing under this Agreement.

          C. If the transaction under this Agreement shall not have closed by the above date because of the inability of the Seller or the Buyer by reason of causes beyond its respective control to carry out performance as contemplated by this Agreement, neither the Buyer, on the one hand, nor the Seller, on the other, shall be liable to the other for any loss, damage, or expense, and the only remedy of either shall be to terminate this Agreement by notice to the other.

          D. In the event of Seller's failure to timely close this transaction, Seller agrees. in addition to any damages for which Seller may be liable, to reimburse Buyer for all of its out-of-pocket costs in preparing, negotiating and executing this Agreement.

          E. In the event any right of termination of Buyer is exercised, as provided herein, the earnest money deposit held as provided herein, shall be returned to Buyer.

     10.05.     Commissions. the Seller and the Buyer acknowledge that there are
                -----------
no claims by any party for brokerage commissions or finder's fees in connection with the transactions contemplated by this Agreement except to Irene Lee, doing business as Acquisition Network, who will be paid by SLC under separate agreement. Seller and Buyer hereto will indemnify and bold harmless the other from and against any and all claims or liabilities for brokerage commissions or finder's fees incurred by reason of any action taken by such other party.

     10.06.     Expenses.  All fees and expenses incurred by the Seller in
                --------
connection with the transactions contemplated by this Agreement shall be borne by the Seller and all fees and expenses incurred by the Buyer in connection with the transactions contemplated by this agreement shall be borne by the Buyer.

     10.07.     Further Assurances.  The Seller agrees that it will, without
                ------------------
further consideration, and at its own expense, execute and deliver such other documents, and take such other action, as may reasonably be requested in order to more effectively consummate the transactions contemplated hereby.

     10.08.     Parties in Interest.  All the terms and provisions of this
                -------------------
Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the representative personnel and legal representatives. successors, and assigns of the parties hereto.

     10.09.     Entire Agreement; Amendments.  This Agreement, including the
                ----------------------------
Exhibits, schedules, lists and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, covenants, or undertakings other than those expressly set forth herein. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns. Any condition to a party's obligation hereunder may be waived by such party in writing.

     10.10.     Headings.  The Section and Paragraph headings contained in this
                --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

     10.11.    Notices. All notices requests, demands. and other communications
               -------
hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, registered or certified mail, return receipt requested. postage prepaid:

          If to the Seller:  Randal M. Beach. President
                             Benefit Capital Investment
                             704 Mandeville Street
                             New Orleans. LA 70117

          With a copy to:    James G. Cooley. Chairman
                             Benefit Capital Investment Corporation
                             703 Bayou Lane
                             Thibodaux, LA 70301

          If to the Buyer    Summit Life Corporation
                             P.O. Box 15808
                             Del City, Oklahoma 73155
                             Attn: James Smith

          With a Copy to:    Donald B. Nevard
                             4800 N. Lincoln Blvd.
                             Oklahoma City, Oklahoma 73105

     10.12.     Assignment.  The Buyer shall have the right to sell, assign, or
                ----------
transfer this

Agreement without prior consent of Seller to an affiliated entity under common control with Buyer at any time during the term of this Agreement, and any such assignee shall acquire all of the rights and assume all of the obligations of the Buyer under this Agreement. Any other assignment shall require approval of Seller, which approval shall not be unreasonably withheld.

     10.13.     Attorney's Fees.  If at law or in equity, including an action
                ----------------

for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys fees from the other party, which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief which may be awarded.

     10.14.     Governing Law. This Agreement. the terms and conditions and
                -------------
obligations hereunder shall be governed and construed according to the laws of the State of Oklahoma.

     10.15.     Counterpart Execution.  This Agreement may be executed in two or
                ----------------------
more counterparts, each of which shall be deemed an original,. but all of which together shall constitute but one and the same instrument.

     10.16.     Gender.    A1l personal pronouns used in this Agreement shall
                -------
include the other genders whether used in the mascu1~ne or feminine or neuter gender, and the singular shall include the plural whenever and as often as may be appropriate.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date adjacent to their signatures.

               SELLER:    BENEFIT CAPITAL INVESTMENT CORPORATION

                          By: __________________________________________

                          Title: _______________________________________

Attest:                   Dated: _______________________________________

_______________________

               BUYER:     SUMMIT LIFE CORPORATION

                          By: __________________________________________

                          Title: _______________________________________

Attest:                   Dated: _______________________________________

_______________________

                                   EXHIBITS
                                   --------

EXHIBIT "1"  Stock Certificates, Articles of Incorporation, Minutes and By-laws

EXHIBIT "2"  Financial Statements

EXHIBIT "3"  Liens, Claims Options, Changes, and Encumbrances

EXHIBIT "4"  Leases

EXHIBIT "5"  Litigation

EXHIBIT "6"  Outstanding Contracts

EXHIBIT "7"  Powers of Attorney

EXHIBIT "8"  Inventory

EXHIBIT "9"  Reinsurance Agreements

EXHIBIT "10" Incumbency Certificate

                    BENEFIT CAPITAL INVESTMENT CORPORATION


                           CERTIFICATE OF COMPLIANCE



Pursuant to the requirements of paragraphs 3.02 D and 5.01 of the STOCK PURCHASE AGREEMENT BETWEEN BENEFIT CAPITAL INVESTMENT CORPORATION, SELLER, AND SUMMIT LIFE CORPORATION, BUYER, dated December 1, 1997 ("Agreement"):



      BENEFIT CAPITAL INVESTMENT CORPORATION, SELLER, HEREBY
      CERTIFIES THAT IT HAS PERFORMED AND COMPLIED WITH ALL AGREEMENTS, OBLIGATIONS, AND CONDITIONS REQUIRED BY THE AGREEMENT TO BE SO PERFORMED AND COMPLIED WITH.



_________________________________
Randal M. Beach, President
Benefit Capital Investment Corporation


                                           January ____, 1998



_________________________________
Russell G. Graham, Secretary
Benefit Capital Investment Corporation

EXHIBIT 3


                    BENEFIT CAPITAL INVESTMENT CORPORATION


               LIENS, CLAIMS, OPTIONS, CHANGES, AND ENCUMBRANCES



The undersigned hereby certifies that there are no liens, claims, options, changes, or encumbrances affecting the stock of BENEFIT CAPITAL LIFE INSURANCE COMPANY.



____________________________________
Randal M. Beach, President
Benefit Capital Investment Corporation


                                      January ____, 1998


_____________________________________
Russell G. Graham, Secretary
Benefit Capital Investment Corporation

EXHIBIT 4



                    BENEFIT CAPITAL LIFE INSURANCE COMPANY


                                    LEASES



The undersigned hereby certify that there are no leases to others of property owned by BENEFIT CAPITAL LIFE INSURANCE COMPANY.



____________________________________
Randal M. Beach, President
Benefit Capital Investment Corporation


                                         January ____, 1998


_____________________________________
Russell G. Graham, Secretary
Benefit Capital Investment Corporation

EXHIBIT 5



                    BENEFIT CAPITAL LIFE INSURANCE COMPANY


                                  LITIGATION



The undersigned hereby certify that there is no pending litigation involving BENEFIT CAPITAL LIFE INSURANCE COMPANY, other than the Burgo case, of which
                                                       -----
Summit Life Corporation has been apprised, and no other litigation is threatened at this time.



____________________________________
Randal M. Beach, President
Benefit Capital Life Insurance Company


                                        January ____, 1998


_____________________________________
Russell G. Graham, Secretary
Benefit Capital Life Insurance Company

EXHIBIT 6



                    BENEFIT CAPITAL LIFE INSURANCE COMPANY


                             OUTSTANDING CONTRACTS



The undersigned hereby certify that BENEFIT CAPITAL LIFE INSURANCE COMPANY has no outstanding contracts that are not cancelable by it on notice of not more than 30 days and without liability, penalty or premium, other than: (1) Certificates of Deposit at the former Acadian Bank, now Union Planters Bank, in Thibodaux; and, (2) a 24-month lease of office space located at 203 Carondelet Street, Suite 717, New Orleans, LA, signed on January 2, 1998, effective February 1, 1998.

There are no collective bargaining agreements.

There are no agreements tht contain any severance or termination pay liability or obligations, other than the Personnel Policies and Procedures, which provide for a minimum severance pay of 40 hours (1 week) pay for Ruby Maggio, and 16 hours (2 days) pay for Charlene Yates. Randa1 Beach has no severance or termination pay agreement.


____________________________________
Randal M. Beach, President
Benefit Capital Life Insurance Company


                                         January ____, 1998


_____________________________________
Russell G. Graham, Secretary
Benefit Capital Life Insurance Company

EXHIBIT 7



                    BENEFIT CAPITAL LIFE INSURANCE COMPANY


                              POWERS OF ATTORNEY



The undersigned hereby certify that BENEFIT CAPITAL LIFE INSURANCE COMPANY has no outstanding Powers of Attorney issued to any person, firm, corporation or other entity.



____________________________________
Randal M. Beach, President
Benefit Capital Life Insurance Company


                                         January ____, 1998


_____________________________________
Russell G. Graham, Secretary
Benefit Capital Life Insurance Company

EXHIBIT 8


                      BENEFIT CAPITAL LIFE INSURANCE CO.

INVENTORY

COMPUTER EQUIPMENT:
------------------

(2)  HP Laserjet 4 printers
(1)  Panasonic KXP1524 printer
(1)  Okidata Microline 320 printer
(1)  486-100 w/16mb & l.6gbhdd; monitor
(1)  486-100 w/8mb & 52mbhdd; monitor
(1)  486-33 w/8mb & 52mbhdd; monitor
(I)  Pentium 100 w/16mb & 812mbhdd; monitor
(1)  486-100 w/l2mb & 1.6gbhdd; monitor


OTHER EQUIPMENT:
----------------

(1)  Panasonic KX-F1050 fax machine
(1)  Canon NP3050 copier
(1)  FP 5L postage scale
(1)  Powershred PS40 paper shredder
(2)  Boston Air cleaners
(1)  GE microwave oven
(1)  laminating machine
(2)  binding machines
(1)  water cooler
(4)  electronic calculators
(1)  electronic typewriter
(1)  refrigerator
(1)  bank draft encoder
(1)  pro-type machine
(1)  Universal multi-serve telephone system
(1)  Meridian receptionist telephone
(3)  Meridian office telephones
(1)  coffeepot

FURNITURE:.
----------

(1)  executive desk (bullet top, bridge, credenza)
(1)  executive swivel desk chair

(8)  swivel conference chairs
(1)  8-fr. conference table
(2)  48" modular computer workstations
(2)  36" modular computer workstations
(2)  modular peninsulas
(1)  nodular corner connector
(1)  steno chair
(2)  modular 2-drawer file cabinets
(2)  room divider panels, 72"x48"
(1)  fax machine stand
(2)  6-ft. metal storage cabinets
(8)  modular stacking lateral file drawers
(1)  modular 2-drawer locking file cabinet
(2)  7-ft. bookcases
(3)  4-drawer standard file cabinets


SUPPLIES:

Standard array of supplies, including staplers, tape dispensers, calendars, pencil sharpener, hole punch, reference books, etc.



____________________________________
Randal M. Beach, President
Benefit Capital Life Insurance Company


                                          January ____, 1998


_____________________________________
Russell G. Graham, Secretary
                                          Benefit Capital Life Insurance Company

EXHIBIT 10

                    BENEFIT CAPITAL LIFE INSURANCE COMPANY


                           CERTIFICATE OF INCUMBENCY

The current Officers and Directors of Benefit Capital Life Insurance Company are as follows:


                                   OFFICERS

                            RANDAL BEACH, PRESIDENT
                           RUSSELL GRAHAM, SECRETARY
                       RUBY MAGGIO, ASSISTANT SECRETARY



                                   DIRECTORS

                            JAMES COOLEY, CHAIRMAN
                           RUSSELL GRAHAM, SECRETARY
                                 RANDAL BEACH
                                 EDWIN HARLAN
                                 KIRK KLIEBERT
                                 BOBBY WARREN
                                 CADE WILLIAMS



____________________________________
Randal M. Beach, President
Benefit Capital Life Insurance Company


                                             January ____, 1998


_____________________________________
Russell G. Graham, Secretary
Benefit Capital Life Insurance Company